SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                              FORM 8-K/A
                           (Amendment No. 1)

                            CURRENT REPORT

                 Pursuant to Section 13 or 15d of the

                  Securities and Exchange Act of 1934


                      ---------------------------

                   Date of Report (Date of earliest
                     event reported) July 31, 1998


                            WLR Foods, Inc.
        (Exact name of registrant as specified in its charter)

     Virginia                    0-17060              54-1295923
(State of Incorporation) (Commission File Number)   (IRS Employer
                                                   Identification No.)

         P.O. Box 7000                                   22815
       Broadway, Virginia                              (Zip Code)
(Address of Principal executive offices)


                            (540) 896-7001
                    (Registrant's telephone number,
                         including area code)

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                            Amendment No. 1


The undersigned hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K previously filed with the Commission on August 14, 1998.

Item 7.

     (b)  Pro forma combined financial information.

          The Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of June 27, 1998 reflects the financial position of the Registrant after giving effect to the disposition of the Registrant s Cassco Ice & Cold Storage, Inc. subsidiary described in Item 2 and assumes the disposition took place on June 27, 1998. The Pro Forma Consolidated Statements of Operations are not included in the current filing since this information was fully reflected in the previously filed Form 10K for the fiscal year ended June 27, 1998.

          The unaudited pro forma condensed consolidated balance sheet presented herein is shown for illustrative purposes only and is not necessarily indicative of the future financial position, or of the financial position of the Registrant that would have actually occurred had the transaction been in effect as of the date presented.

          The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the historical financial statements and related notes of the Registrant.


Item 7.(b)

                            WLR Foods, Inc.
      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                             June 27, 1998
                            (In thousands)

                                         Pro Forma
                         As Reported    Adjustments    Pro Forma
                         ------------   -----------    ---------
Assets
Current Assets
  Cash and equivalents       $    335       $     0      $   335
  Accounts receivable,
   net                         72,457        (4,225)      68,232
  Inventories                 128,031        (1,213)     126,818
  Income taxes receivable       1,002             0        1,002
Other current assets            1,870          (228)       1,642
                             --------      --------     --------
  Total current assets        203,695        (5,666)     198,029

Property, plant and
 equipment, net               153,702       (22,841)     130,861
Deferred income taxes          18,247             0       18,247
 Other assets                   6,098          (398)       5,700
                             --------      --------     --------
Total Assets                 $381,742      ($28,905)    $352,837
                             ========      ========     ========

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Liabilities and Share-
holders' Equity
 Current Liabilities

  Current maturities of
   long-term debt           $  3,452       ($   529)   $   2,923
  Excess checks over bank
   balances                    9,925           (463)       9,462
  Trade accounts payable      28,742         (1,129)      27,613
  Accrued expenses and
   other                      32,245          9,645       41,890
  Deferred income taxes       10,636              0       10,636
                            --------       --------     --------
  Total current
   liabilities                85,000          7,524       92,524

Long-term debt, excluding
 current maturities          189,225        (54,241)     134,984
Other liabilities and
 deferred credits              3,626           (111)       3,515
Commitments and other
 matters                           0              0            0
Shareholders' equity
  Common stock, no par
   value                      67,851              0       67,851
  Additional paid-in
   capital                     2,974              0        2,974
  Retained earnings           33,066         17,923       50,989
                            --------       --------     --------
  Total shareholders'
   equity                    103,891         17,923      121,814
                            --------       --------     --------
Total Liabilities and
 Shareholders' Equity       $381,742       ($28,905)    $352,837
                            ========       ========     ========


(a) The net cash proceeds from the sale of approximately $54 million were used to reduce long term debt.

(b) Retained earnings reflects an after-tax gain from the sale of approximately $18 million.
                                       2
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                                     SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WLR Foods, Inc.



                                   By:__/s/ Dale S. Lam__
                                      Dale S. Lam
                                      Vice President of Finance
                                      and Treasurer
                                       3
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